                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                SEPTEMBER 7, 2000
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

         1-9025                                        NOT APPLICABLE.
(Commission File Number)                      (IRS Employer Identification No.)

     7961 SHAFFER PARKWAY, SUITE 5                        80127
             LITTLETON, CO
(Address of Principal Executive Offices)                (Zip Code)

                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

                                VISTA GOLD CORP.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         PRESS RELEASE DATED SEPTEMBER 7, 2000

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired:

              Not applicable.

         (b)  PRO FORMA financial information:

              Not applicable.

         (c)  Exhibits

              PRESS RELEASE DATED SEPTEMBER 7, 2000

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VISTA GOLD CORP.
                                       (Registrant)

Date: September 7, 2000                By: /s/ Roger L. Smith
                                       -----------------------
                                       Roger L. Smith
                                       Vice President Finance

                                  EXHIBIT INDEX

        Exhibit No.                                                  Page No.
        -----------                                                  --------
20.1  Press release dated September 7, 2000                             5
      Vista Gold Corp. Appoints New President and CEO